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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Dart Group Corporation's previously filed registration statements on Forms S-8, File Number 33-57010 and File Number 33-12149.





                                                 ARTHUR ANDERSEN LLP



Washington, D.C.
April 28, 1998


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